Putnam Sustainable Future Fund
The fund's portfolio
7/31/21 (Unaudited)

COMMON STOCKS (96.9%)(a)
	Shares	Value
Banks (1.9%)
First Republic Bank	63,019	$12,289,965

		12,289,965
Beverages (0.2%)
Zevia PBC Class A(NON)(S)	116,100	1,545,291

		1,545,291
Biotechnology (4.8%)
Exact Sciences Corp.(NON)	78,400	8,454,656
Regeneron Pharmaceuticals, Inc.(NON)	17,600	10,113,136
Seagen, Inc.(NON)	58,200	8,927,298
Vertex Pharmaceuticals, Inc.(NON)	19,700	3,971,126

		31,466,216
Building products (1.4%)
AZEK Co., Inc. (The)(NON)	110,317	4,012,229
Trex Co., Inc.(NON)	51,100	4,961,810

		8,974,039
Capital markets (2.0%)
MSCI, Inc.	22,300	13,289,908

		13,289,908
Chemicals (6.4%)
Diversey Holdings, Ltd.(NON)	312,596	5,214,101
Ecolab, Inc.	33,200	7,331,556
Ingevity Corp.(NON)	79,600	6,761,224
Koninklijke DSM NV (Netherlands)	53,703	10,826,691
Novozymes A/S Class B (Denmark)	121,193	9,521,893
Zymergen, Inc.(NON)(S)	77,015	2,679,352

		42,334,817
Commercial services and supplies (1.1%)
Herman Miller, Inc.	172,000	7,421,800

		7,421,800
Containers and packaging (1.5%)
Ball Corp.	121,300	9,810,744

		9,810,744
Diversified consumer services (1.6%)
Chegg, Inc.(NON)	91,100	8,074,193
WW International, Inc.(NON)	84,700	2,603,678

		10,677,871
Diversified financial services (2.9%)
Atlas Crest Investment Corp. (acquired 2/10/21, cost $2,777,440) (Private)(NON)(F)(P1)(RES)	277,744	2,482,198
Eurazeo SA (France)	103,784	10,058,391
Soaring Eagle (acquired 5/11/21, cost $5,609,390) (Private)(NON)(F)(P1)(RES)	560,939	4,982,821
Soaring Eagle Acquisition Corp. Class A(NON)(S)	151,200	1,492,344

		19,015,754
Diversified telecommunication services (1.0%)
Liberty Global PLC Class C (United Kingdom)(NON)	235,400	6,322,844

		6,322,844
Electric utilities (1.3%)
NextEra Energy, Inc.	111,100	8,654,690

		8,654,690
Electrical equipment (2.2%)
Sunrun, Inc.(NON)(S)	276,457	14,643,927

		14,643,927
Electronic equipment, instruments, and components (2.9%)
Trimble Inc.(NON)	135,900	11,619,450
Zebra Technologies Corp. Class A(NON)	13,500	7,458,480

		19,077,930
Food products (2.9%)
Laird Superfood, Inc.(NON)(S)	159,336	4,445,474
McCormick & Co., Inc. (non-voting shares)	96,900	8,156,073
Nomad Foods, Ltd. (United Kingdom)(NON)	243,400	6,357,608

		18,959,155
Health-care equipment and supplies (15.8%)
Cooper Cos., Inc. (The)	26,400	11,134,728
Danaher Corp.	79,100	23,531,463
DexCom, Inc.(NON)	17,800	9,176,078
Edwards Lifesciences Corp.(NON)	127,800	14,348,106
Hologic, Inc.(NON)	81,900	6,145,776
IDEXX Laboratories, Inc.(NON)	13,500	9,160,155
Insulet Corp.(NON)(S)	24,200	6,768,498
Mesa Laboratories, Inc.	24,831	7,312,978
Nevro Corp.(NON)	42,900	6,649,500
ResMed, Inc.	35,700	9,703,260

		103,930,542
Health-care providers and services (1.1%)
HealthEquity, Inc.(NON)(S)	99,550	7,364,709

		7,364,709
Health-care technology (2.1%)
GoodRx Holdings, Inc. Class A(NON)(S)	123,500	3,960,645
Teladoc Health, Inc.(NON)(S)	64,174	9,526,630

		13,487,275
Hotels, restaurants, and leisure (3.3%)
Chipotle Mexican Grill, Inc.(NON)	8,900	16,584,616
Vail Resorts, Inc.(NON)	16,700	5,096,840

		21,681,456
Industrial conglomerates (0.7%)
Roper Technologies, Inc.	9,500	4,667,730

		4,667,730
Interactive media and services (1.6%)
Bumble, Inc. Class A(NON)(S)	67,500	3,434,400
Pinterest, Inc. Class A(NON)	116,337	6,852,249

		10,286,649
Internet and direct marketing retail (2.5%)
1stDibs.com, Inc.(NON)(S)	145,725	2,368,031
Etsy, Inc.(NON)	31,000	5,688,810
Stitch Fix, Inc. Class A(NON)(S)	61,400	3,310,688
thredUp, Inc. Class A(NON)(S)	220,181	5,253,519

		16,621,048
IT Services (2.8%)
GoDaddy, Inc. Class A(NON)	116,100	9,734,985
Mastercard, Inc. Class A	14,300	5,518,942
Shopify, Inc. Class A (Canada)(NON)	2,200	3,299,846

		18,553,773
Life sciences tools and services (4.9%)
Absci Corp.(NON)(S)	138,200	3,935,936
Bio-Rad Laboratories, Inc. Class A(NON)	17,400	12,867,474
Thermo Fisher Scientific, Inc.	28,000	15,120,280

		31,923,690
Mortgage real estate investment trusts (REITs) (1.4%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)(S)	159,800	9,076,640

		9,076,640
Pharmaceuticals (1.6%)
Zoetis, Inc.	53,300	10,803,910

		10,803,910
Road and rail (0.5%)
Lyft, Inc. Class A(NON)	57,300	3,169,836

		3,169,836
Semiconductors and semiconductor equipment (6.4%)
Applied Materials, Inc.	111,900	15,658,167
ASML Holding NV (NY Reg Shares) (Netherlands)	13,900	10,657,686
Cree, Inc.(NON)(S)	52,800	4,897,728
NXP Semiconductors NV	21,800	4,499,302
ON Semiconductor Corp.(NON)	167,700	6,550,362

		42,263,245
Software (15.9%)
Adobe, Inc.(NON)	33,600	20,886,768
Ceridian HCM Holding, Inc.(NON)	62,600	6,159,840
Crowdstrike Holdings, Inc. Class A(NON)	46,500	11,792,865
DocuSign, Inc.(NON)	47,500	14,156,900
Dynatrace, Inc.(NON)	240,027	15,330,524
Everbridge, Inc.(NON)(S)	61,143	8,634,614
Lightspeed POS, Inc. (Canada)(NON)	127,100	10,883,370
Nuance Communications, Inc.(NON)	58,800	3,228,120
RingCentral, Inc. Class A(NON)	26,601	7,109,649
Verra Mobility Corp.(NON)(S)	419,000	6,414,890

		104,597,540
Specialty retail (0.5%)
Climate Change Crisis Real Impact I Acquisition Corp. Class A (acquired 1/22/21, cost $2,944,000) (Private)(NON)(F)(P2)(RES)	294,400	3,322,598

		3,322,598
Textiles, apparel, and luxury goods (1.7%)
lululemon athletica, Inc. (Canada)(NON)	28,445	11,382,836

		11,382,836

Total common stocks (cost $380,334,786)		$637,618,428

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.50%, 3/31/23(i)	$109,000	$111,978

Total U.S. treasury obligations (cost $111,978)		$111,978

SHORT-TERM INVESTMENTS (12.1%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09%(AFF)	Shares	53,406,082	$53,406,082
Putnam Short Term Investment Fund Class P 0.09%(AFF)	Shares	26,300,585	26,300,585
U.S. Treasury Cash Management Bills 0.028%, 10/5/21		$200,000	199,983

Total short-term investments (cost $79,906,657)			$79,906,650
TOTAL INVESTMENTS

Total investments (cost $460,353,421)			$717,637,056

	FORWARD CURRENCY CONTRACTS at 7/31/21 (aggregate face value $10,751,653) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	9/15/21	$4,088,413	$4,204,725	$116,312
	Barclays Bank PLC
		British Pound	Sell	9/15/21	2,196,155	2,235,107	38,952
	HSBC Bank USA, National Association
		British Pound	Sell	9/15/21	1,245,433	1,267,394	21,961
	JPMorgan Chase Bank N.A.
		Euro	Sell	9/15/21	1,176,327	1,210,062	33,735
	State Street Bank and Trust Co.
		Euro	Sell	9/15/21	1,055,702	1,085,794	30,092
	UBS AG
		Euro	Sell	9/15/21	727,903	748,571	20,668

	Unrealized appreciation						261,720

	Unrealized (depreciation)						—

	Total						$261,720
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2021 through July 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $657,880,019.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,787,617, or 1.6% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$40,900,308	$123,467,542	$110,961,768	$12,185	$53,406,082
	Putnam Short Term Investment Fund**	24,653,079	29,624,226	27,976,720	5,478	26,300,585

	Total Short-term investments	$65,553,387	$153,091,768	$138,938,488	$17,663	$79,706,667
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $53,406,082 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $51,048,930.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(P1)	The investment is an irrevocable commitment made in a private investment transaction to purchase shares of a special purpose acquisition corporation upon consummation of a merger or other identified acquisition transaction in the aggregate amount of $8,386,830, the deferred settlement.
(P2)	Represents an investment in the shares of a special purpose acquisition corporation that are subject to certain restrictions on transfer and awaiting finalization of a resale registration statement that the company has filed with the SEC.
At the close of the reporting period, the fund maintained liquid assets totaling $5,609,390 to cover the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$16,609,493	$—	$—
Consumer discretionary	60,363,211	—	3,322,598
Consumer staples	20,504,446	—	—
Financials	46,207,248	—	7,465,019
Health care	198,976,342	—	—
Industrials	38,877,332	—	—
Information technology	184,492,488	—	—
Materials	52,145,561	—	—
Utilities	8,654,690	—	—

Total common stocks	626,830,811	—	10,787,617
U.S. treasury obligations	—	111,978	—
Short-term investments	—	79,906,650	—

Totals by level	$626,830,811	$80,018,628	$10,787,617
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$261,720	$—

Totals by level	$—	$261,720	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 4/30/21	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 7/31/21
Common stocks*:
Consumer discretionary	$3,457,728	$—	$—	$(135,130)	$—	$—	$—	$—	$3,322,598
Financials	2,484,698	—	—	(629,069)	5,609,390	—	—	—	7,465,019

Total common stocks	5,942,426	—	—	(764,199)	5,609,390	—	—	—	10,787,617

Totals	$5,942,426	$—	$—	$(764,199)	$5,609,390	$—	$—	$—	$10,787,617
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(764,199) related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private Equity	$7,465,019	Market transaction price	Liquidity discount	10%	Decrease
Private Equity	$3,322,598	Market transaction price	Liquidity discount	5%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$10,500,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com